                                                                 EXHIBIT 10.5.3

              COMMERCIAL LETTER OF CREDIT REIMBURSEMENT AGREEMENT


To The Huntington National Bank:


         In consideration of your issuing, or your application for the issuance by your correspondent at our request, of one or more Letters of Credit (herein collectively referred to as the "Credit") substantially in accordance with the Application attached hereto or such Applications as may hereafter be executed and made a part hereof, the undersigned agrees as follows:

         1. This Commercial Letter of Credit Reimbursement Agreement (this "Agreement") is executed and the Credit contemplated hereunder are made pursuant to a Loan and Security Agreement by and between the parties hereto dated December 31, 1996 (hereinafter called the "Loan Agreement") and all the covenants, representations, agreements, terms and conditions contained therein are incorporated by reference herein. All Applications shall be made on forms substantially identical to Exhibit A attached hereto. Upon execution, each Application shall become a part of, and subject to, the terms and conditions of the Loan Agreement and this Agreement.

         2. We certify that each draft or acceptance under or purporting to be under the Credit will grow out of transactions pursuant to definite bona fide contracts for the shipment of goods within a specified reasonable time.

         3. As to drafts or acceptances under or purporting to be under the Credit which are payable in United States Currency, we agree (a) in the case of each sight draft, to reimburse you at your issuing office on demand, in United Stated legal tender, the amount paid on such draft, or if so demanded by you, to pay you at said office in advance in such legal tender the amount required to pay such draft; and, (b) in the case of each acceptance, to pay to you, at said office, in United States legal tender, the amount thereof, on demand but in any event not later than one business day prior to maturity, or, in case the acceptance is not payable at your said office, then on demand, but in any event in time to reach the place of payment in the usual course of the mails not later than one business day prior to maturity.

         4. As to drafts or acceptances under or purporting to be under the Credit which are payable in currency other than United States currency, we agree in the case of each sight draft to reimburse you at your issuing office, on demand, the equivalent of the amount paid, in United States legal tender, at the rate of exchange then current for cable transfers to the place of payment, in the currency in which such draft is drawn; in the case of each acceptance, to furnish you, at said office, on demand, but in any event in time to reach the place of payment in the usual course of the mails not later than one business day prior to maturity, with first class bankers' demand bills of exchange to be approved by you for the amount of the acceptance, payable in the currency of the acceptance and bearing our endorsement, or, if you so request, to pay to you, at said office, on demand, the equivalent of the acceptance in United States legal tender at the rate of exchange then current for cable transfers to the place of payment in the currency in which the acceptance is payable. A demand made on one of us shall fix the exchange rate as to all of us. If for any reason whatsoever, there shall be, at the time of your demand of reimbursement or payment, no rate of exchange current for effective cable transfers to the place of payment and in the currency in which any such draft is drawn or any such acceptance is payable, we agree to pay you, on demand, in United States legal tender, an amount which, in your sole judgment, shall be sufficient to meet our obligations hereunder, which amount may be applied by you at any time as a payment on account of such obligations; or, at your option, held as security therefore; it being understood, however, that we shall remain liable for any deficiency which may result in such amount in the United States legal tender shall prove to be insufficient to effect full payment or reimbursement to you at the time when a rate of exchange for such transfers shall again be current.

         5. We also agree to pay to you, on demand, your commission and all charges and expenses (including all charges for legal services) paid or incurred by you in connection with the Credit, plus correspondent's charges, if any, and interest where chargeable. We agree to pay you after demand for reimbursement interest upon any amounts disbursed hereunder at a variable rate of interest per annum, which shall change in the manner set forth below equal to four percentage points in excess of the Prime Commercial Rate of The Huntington National Bank. As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors, and is not necessarily the Bank's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, the variable rate of interest on the obligation evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.

         6. That, if the foregoing application requests the inclusion in the Credit of any provision for Clean Advances to the beneficiary, you may place in the Credit such a provision in that respect as you may deem appropriate, under which any bank entitled to negotiate drafts under the Credit, acting in its discretion in each instance and upon the request and receipt in writing from the beneficiary, may make any one or more Clean Advances at any time on or prior to the date by which drafts are to be negotiated under the Credit. The aggregate of such advances shall in no event be more than the amount specified in the Application for Clean Advances, and in no event shall any such advance exceed the amount remaining available under the Credit at the time of the advance. While it is expected by us that each such advance will be repaid to the bank that made the advance by the beneficiary from the proceeds of any drafts drawn under the Credit, should any such advances not be thus repaid, we will on demand pay you the amounts thereof as if such advances were evidenced by drafts drawn under the Credit, together with interest on each such amount for the period that the same shall have been outstanding at such rate as you may find at the time of demand to be payable. It is understood that neither you nor any bank which may make such advances shall be obligated to inquire into the use that may be made thereof by the beneficiary and that you and each such bank shall be without liability for any wrongful use that may be made by the beneficiary of any funds so advanced.

         7. We hereby recognize and admit your unqualified right to the possession and disposal of all property shipped or warehoused under or pursuant to or in connection with the Credit or in any





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way relative thereto or to the drafts drawn thereunder, whether or not released to any of us on trust or bailee receipt or otherwise, and also in and to all shipping documents, warehouse receipts, policies or certificates of insurance and other documents accompanying or relative to drafts drawn under the Credit, and in and to the proceeds of each and all of the foregoing, until such time as all the obligations and liabilities of us or any of us to you at any time existing under or with reference to the Credit or this Agreement, or any other credit or any other obligation or liability to you, whether now existing or hereafter created or arising, have been fully paid and discharged, all as security for such obligations and liabilities; and that all or any of such property and documents, and the proceeds of any thereof, coming into the possession of you or any of your correspondents, may be held and disposed of by you as herein provided; and the receipt by you, or any of your correspondents, at any time of other security, of whatever nature, including cash, shall not be deemed a waiver of any of your rights or powers herein recognized.

         8. Unless otherwise instructed by you, we agree from time to time to give you trust receipts in any form acceptable to you for any property or documents released by you to any of us and to sign and deliver to you such Statements of Trust Receipt Financing, such Security Agreements and/or such Financing Statements as you may from time to time request in any form acceptable to you. We will pay any relative filing fees. In the event you receive some, but not all, of the documents against which availments may be made and, at your request, you deliver such documents to us, against trust receipt or otherwise, prior to the presentation of the relative draft, we agree to pay you on demand the amount of any claim made against you by reason thereof and authorize you to pay or accept (as the case may be) such draft when it is presented, regardless of whether or not such draft on any document which may accompany it complies with the terms of the Credit.

          9.     Except as otherwise expressly stated in the Credit, we agree
(a) that you and any of your correspondents may receive and accept, as a "Bill of Lading" relative to the Credit, any document issued or purporting to be issued by or on behalf of any carrier which acknowledges receipt of property for transportation, whatever the specific provisions of such documents, and any such bill of lading issued by or on behalf of an ocean carrier may be accepted by you as an "Ocean Bill of Lading" whether or not the entire transportation is by water, and the date of every bill of lading shall be deemed the date of shipment of the property mentioned therein; and (b) that you and any of your correspondents may receive and accept as sufficient and controlling the description of the property contained in the invoice; and (c) that you and any of your correspondents may receive and accept bills of lading containing stamped, written, or typewritten provisions thereon, whether or not signed or initialed, and you and any of your correspondents may assume conclusively that the same were placed with proper authority on the bill of lading at the time of its signing and issuance by the carrier or any agent thereof; and (d) that if the Credit states that except as otherwise expressly stated, it is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce (Publication No. 500) (herein called the "Uniform Customs"), the Credit shall be so subject in all respects; and (e) that, if the Credit does not state that except as otherwise expressly stated it is subject to the Uniform Customs, you and any of your correspondents may, without limiting the type of document acceptable according to any other provisions of this





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Agreement, accept documents of any character which comply with the Uniform
Customs, or which comply with the laws or regulations in force and customs and usages of the place of negotiation, and (f) that you and any of your correspondents may receive and accept as documents of insurance under the Credit either insurance policies or insurance certificates which need not be for an amount greater than the amount paid by you under or relative to the Credit; and (g) that you and any of your correspondents may receive, accept, and pay as complying with the terms of the Credit, any drafts or other documents, otherwise in order, which may be signed by, or issued to, the administrator or executor of, or the trustee in bankruptcy of, or the receiver for any of the property of, the party in whose name the Credit provides that any drafts or other documents should be drawn or issued.

         10.     Except as otherwise expressly stated in the Credit, we agree
(a) that part shipments may be made under the Credit and that you honor the relative drafts without inquiry regardless of any apparent disproportion between the quantity shipped and the amount of the relative draft and the total amount of the Credit and the total quantity to be shipped under the Credit; and
(b) that if the Credit specifies shipments in installments within stated periods and the shipper fails to ship in any designated period, shipments of subsequent installments may nevertheless be made in their respective designated periods and you may honor the relative drafts.

         11. We agree that, in the event of any extension of the maturity or time for presentation of drafts, acceptances or documents, or any other modification of the terms of the Credit, at the request of any of us, with or without notification to the others, or in the event of any increase in the amount of the Credit at our request, this Agreement shall be binding upon us with regard to the Credit so increased or otherwise modified, to drafts, documents and property covered thereby, and to any action taken by you or any of your correspondents in accordance with such extension, increase, or other modification.

         12. We hereby expressly authorize you and any of your correspondents to accept and pay at your option any drafts drawn under or purporting to be drawn under the Credit, notwithstanding any discrepancies or irregularities between the drafts and documents presented, and those required by the terms of the Credit; provided that as to discrepancies and irregularities not otherwise covered by the provisions of this Agreement, you or your correspondent so accepting or paying must be furnished with an indemnity satisfactory to you, which, running in our favor as well as yours, covers the discrepancies or irregularities, but is limited to the actual damage directly attributable to such discrepancies or irregularities.

         13. We assume all risks of the acts or omissions of the users of the Credit. We agree that, should the beneficiary under a Credit upon receipt of advice, by cable or otherwise, of the issuance of the Credit, but prior to its actual receipt, negotiate drafts by virtue of such advice, such negotiation shall be considered a proper one and shall be included under the terms and subject to all conditions hereof, and we assume all the risks of the misuses of the Credit, whatsoever. Neither you nor your correspondents shall be responsible for the existence, character, description, quality, quantity, weight, condition, packing, value, or delivery of the property purporting to be represented by documents; for any difference in character, description, quality, quantity, weight, condition, packing





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or value of the property from that expressed in documents; for the form, validity, sufficiency, genuineness, or legal effect of documents, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent, or forged; for the time, place, manner or order in which shipment is made; for partial or incomplete shipment, or failure or omission to ship any or all of the property referred to in the Credit; for the character, adequacy, validity, or genuineness of any insurance; for the solvency or responsibility of any insurer, or for any other risk connected with insurance; for any deviation from instructions, delay, default or fraud by the shipper or anyone else in connection with the property or the shipping thereof; for the solvency, responsibility or relationship to the property of any party issuing any documents in connection with the property; for delay in arrival or failure to arrive of either the property or any of the documents relating thereto; for delay in giving or failure to give notice of arrival or any other notice; for any breach of contract between the shippers or vendors and ourselves or any of us, for the validity or sufficiency of any instrument assigning/transferring or purporting to assign/transfer the Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; for failure of any draft to bear any reference or adequate reference to the Credit, or failure of documents to accompany any draft at negotiation, or failure of documents to accompany any draft at payment if sent by duplicate mail, or failure of any person to note the amount of any draft on the reverse of the Credit, or to surrender to take up the Credit or to send forward documents apart from drafts, as required by the terms of the Credit, each of which provisions, if contained in the Credit itself, it is agreed, may be waived by you; or for errors, omissions, interruptions, or delays in transmission or delivery of any messages by mail, cable, telegraph, wireless, or otherwise, whether or not they be in cipher; nor shall you be responsible for any error, neglect, or default of any of your correspondents for errors in translation, or for errors in interpretation of technical terms, or for any consequences arising from causes beyond your control; and none of the above shall affect, impair, or prevent the vesting of any of your rights or powers hereunder. You shall have the right to transmit the terms of the Credit without translating them. We shall protect you and any other drawee in paying any draft dated on or before the expiration of any time limit expressed in the Credit, regardless of when drawn and when or whether negotiated. If the Credit provides that payment is to be made by your correspondent, neither you nor such correspondent shall be responsible for the failure of any of the documents specified in the Credit to come into your hands, or for any delay in connection therewith; and our obligation to reimburse you for payments made or obligations incurred shall not be affected by such failure or delay in the receipt by you of any of such documents. In furtherance and extension and not in limitation of the specific provisions herein before set forth, we agree that any action taken by you or any correspondent of yours, under or in connection with the Credit or the relative drafts, documents or property, if taken in good faith, shall be binding on us, and shall not put you or your correspondent under any resulting liability to us, and we make the same agreement as to any inaction or omission, unless in breach of good faith.

         You shall not in any way be liable for any failure by you or anyone else to pay or accept any draft or acceptance under the Credit resulting from any censorship, law, control or restriction rightfully or wrongfully exercised by any de facto or de jure domestic or foreign government or agency, or from any other cause beyond your control or the control of your correspondents, agents, or sub-agents, or for any loss or damage to us or anyone else resulting from any such failure to pay





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or accept, all such risks being expressly assumed by us, and we agree to indemnify and hold you harmless from any claim, loss, liability, or expense arising by reason of any such failure to pay or accept. We are responsible to you for all obligations imposed upon you with respect to the Credit or the relative drafts, documents or property.

         14. We agree to procure promptly any necessary import and export or other licenses for the import or export or shipping of the property and to comply with all foreign and domestic governmental regulations in regard to the shipment of the property or the financing thereof, and to furnish such certificates in that respect as you may at any time require, and to keep the property adequately covered by insurance satisfactory to you, in companies satisfactory to you, and to assign the policies or certificates of insurance to you, or to make the loss or adjustment, if any, payable to you, at your option; and to furnish you, if demanded, evidence of acceptance by the insurers of such assignment.

         15. Each of us agrees, at any time and from time to time, on demand, to deliver to you, as security for any and all of the liabilities of us and any of us hereunder and all other liabilities of us and any of us to you, direct or contingent, joint, several, or independent, now or hereafter existing, due or to become due, whether created directly or acquired by assignment or otherwise, additional property satisfactory to you, or to make such payment as you may require. Each of us agrees that the balance of every account of us or any of us with you and each claim of us or any of us against you existing from time to time, shall be subject to a lien and subject to be set off against any and all such liabilities of us or any of us; and you may at any time or from time to time at your option and without notice appropriate and apply toward the payment of any of such liabilities of us or any of us the balance of each such account of us or any of us with you and each such claim of us or any of us against you, and we and each of us, will continue liable for any deficiency. Each of us agrees that all property of every description, now or hereafter in your possession or custody, or in transit to you for any purpose, including safekeeping, collection, or pledge, for the account of us or any of us, or as to which we or any of us may have any interest, right, or power, whether or not such property is in whole or in part released to us or any of us on trust or bailee receipt, are hereby made security and subject to a lien and security interest in your favor and any and all such liabilities of us or any of us. You may at any time and from time to time, without notice, transfer into your own name or that of your nominee, any property so held as collateral. Each of us agrees that upon the occurrence of an Event of Default under the Loan Agreement or upon a breach of any of the covenants, terms, provisions or agreements contained in this Agreement, (a) any and all such liabilities of us or any of us shall, at your option, become and e immediately due and payable, without notice, presentation, demand of payment or protest, all such being hereby expressly waived, and notwithstanding any credit or time allowed to any of us, or any instrument evidencing such liabilities or otherwise, and (b) you shall have the right from time to time to sell, re-sell, assign, and deliver all or any part of the property, securing any liabilities of us or any of us, arrived or to arrive, at any brokers' Board of Exchange, or at public or private sale, at your option, without having the property at the place of sale, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as you may deem proper, and in connection therewith, may grant options, all without demand, advertisement or notice to us or any of us, all of which are hereby expressly





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waived, and to apply the net proceeds of such sale or sales to the payment of any and all such liabilities and we and each of us will continue liable to you for any deficiency, with interest. Upon such sale, you may purchase the whole or any part of the property of us or any of us being sold, free from any right of redemption, which we and each of us hereby expressly waive and release. Demands or calls for collateral on or any notices to us or any of us respectively (a) may be made or given by you by leaving same at the last know address of us or any of us respectively, or by mailing, telegraphing, cabling, radioing, telephoning, or otherwise sending same to such address, with the same effect as if delivered to all of us in person; (b) shall be considered made as of the time of such leaving or mailing, telegraphing, cabling, radioing, telephoning, or other sending by public agencies of communication. Each of us agrees that with or without notification to any of us, you may exchange, release, surrender, realize upon, release on trust receipt to any of us, or otherwise deal with any property by whomsoever pledged, mortgaged, or subjected to a security interest to secure directly or indirectly any of the obligations hereunder or for which any of the undersigned may be liable.

         We will bear and pay all expenses of every kind (including all charges for legal services) for the enforcement of any of your rights herein mentioned, of any claim or demand by you against us or any of us, and of any actual or attempted sale, exchange, enforcement, collection, maintenance, retention, insurance, compromise, settlement, release, delivery on trust receipt, or delivery of any such security, and of the receipt of proceeds thereof, and will repay to you any such expenses incurred by you.

         16. None of your options, powers or rights (including those hereunder) shall be waived unless you or your authorized agent shall have signed such waiver in writing. No such waiver, unless expressly stated herein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver. No segregation or specific allocation by you of specified collateral against any liability shall waive or affect any lien of any sort against other securities or property or any of your options, powers or rights (including those hereunder).

         17. The word "property" as used in this Agreement includes goods, merchandise, securities, funds, choses in action, and any and all other forms of property, whether real, personal, or mixed, and any right or interest therein. Property in your possession shall include property in possession of anyone for you in any manner whatsoever. Your options, powers and rights specified in this Agreement are in addition to those otherwise created. You are hereby expressly given the right and power in furtherance of any right, power or privilege which you may have hereunder or in connection with the Credit to execute and endorsements, assignments, or other instruments of conveyance or transfer in our name, place and stead, covering any property standing in our name or belonging to us of every kind and description which you may hold or which may come into your possession under the Credit or by reason of this Agreement.





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         18.     If the undersigned is a banking institution, the undersigned hereby appoints you as its agent to the extent of issuing the Credit in accordance with and subject to the terms and provisions of this Agreement.

         19. If the Credit shall be issued by your correspondent in accordance with this application and agreement, each of the warranties, liabilities and other terms of this Agreement or of the Credit shall run in your favor as well as that of your correspondent so issuing the Credit.

         21. We hereby certify that transactions in the merchandise covered by this application are not prohibited under the Foreign Assets Control or Cuban Assets Control Regulations of the United States Treasury Department and that any Importation covered by this application conforms in every respect with all existing United States Government regulations.

         22. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         23. Each of the undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.

         24. This Agreement shall be binding upon us, our heirs, executors, administrators, successors, and assigns, and shall inure to the benefit of, and to be enforceable by, you, your successors, transferees and assigns. If this Agreement should be terminated or revoked by operation of law as to us, or any of us, we will indemnify and save you harmless from any loss which may be





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suffered or incurred by you in acting hereunder, prior to the receipt by you or your transferees or assigns of notice in writing of such termination or revocation. If this Agreement is signed by two or more parties, it shall be the joint and several agreement of such parties and whenever used herein, the singular number shall include the plural, and the plural the singular. This Agreement shall be governed by and construed in accordance with the law of the State of Ohio.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                    Very truly yours,

                                    CA SHORT COMPANY

                                    By: /s/ S. Robert Davis
                                       -----------------------------------------

                                    Its:  Chairman of the Board
                                        ----------------------------------------




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                                   EXHIBIT A

       ATTACHMENT TO COMMERCIAL LETTER OF CREDIT REIMBURSEMENT AGREEMENT
           BETWEEN CA SHORT COMPANY AND THE HUNTINGTON NATIONAL BANK
                    EXECUTED AND DELIVERED DECEMBER 31, 1996


___________________________                                                 Date:______________, 19__
___________________________
___________________________                                                 Letter of Credit No. ________
___________________________                                                       FOR BANK USE ONLY

Please Issue for our account an Irrevocable Letter of Credit by _____   Date and Place of Expiry
Cable____Airmail____ Brief details by cable as follows:                 ------------------------------------------------------------
                                                                        IN FAVOR OF
------------------------------------------------------------------------------------------------------------------------------------
APPLICANT                                                               BENEFICIARY




------------------------------------------------------------------------------------------------------------------------------------
TO BE ADVISED THROUGH                                                   AMOUNT
                                                                        ------------------------------------------------------------
                                                                        CREDIT AVAILABLE WITH



------------------------------------------------------------------------------------------------------------------------------------
PART SHIPMENTS       TRANSHIPMENT                                       BY ____ PAYMENT ____ ACCEPTANCE
____Allowed          ____Allowed                                           ____ NEGOTIATION   Against presentation of the documents
____Not Allowed      ____Not Allowed                                    detailed herein
------------------------------------------------------------------------------------------------------------------------------------
SHIPMENT/DISPATCH/TAKING IN CHARGE FROM/AT                              AND OF DRAFT(S) AT
------------------------------------------------------------------------------------------------------------------------------------
FOR TRANSPORTATION TO                                                   DRAWN ON

------------------------------------------------------------------------------------------------------------------------------------

Indicate documents required by affixing X in the appropriate box. Additional documents and/or special instructions may be indicated by attachment(s) hereto.
[ ] Commercial Invoice & ___ copies     [ ] Customs Invoice & ___ copies
[ ] Packaging List & ___ copies     [ ] Certificate of Origin     [ ] Marine &
War Risk Insurance Policy or Certificate of negotiable form.

    Covering ___________________________________________________________________

[ ] Other Insurance ____________________________________________________________

[ ] Other Documents ____________________________________________________________
    ____________________________________________________________________________

[ ] Full set CLEAN ON BOARD Original Ocean B/L     [ ] Air Waybill
[ ] Truck B/L     [ ] Railroad B/L

    ISSUED TO ORDER/CONSIGNED TO: ______________________________________________

    MARKED "NOTIFY": ___________________________________________________________

    Dated Latest __________ Marked Freight         [ ] Collect     [ ] Prepaid

COVERING
    Merchandise described in the invoice as (mention commodity only in generic terms omitting excessive details): _________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

    Check One:  [ ] FAS  [ ] FOB  [ ] C&F  [ ] CIF  [ ] C&I  [ ] _______________

    Documents to be presented within _____ days after the date of issuance of the shipping documents, but within the validity of this credit.

[ ] Insurance effected by ourselves. We agree to keep coverage in force until this transaction is completed

[ ] All charges of the advising and negotiating bank are for the beneficiary's account.

[ ] Negotiating bank is requested to forward all documents in one airmail dispatch.

OTHER
INSTRUCTIONS:___________________________________________________________________
________________________________________________________________________________


                                           CA SHORT COMPANY

                                           By:
                                              ----------------------------------

                                           Its:
                                               ---------------------------------